UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

QLIK TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMPLOYEE EMAIL

Team,

As a follow up to our last Town Hall, I wanted to inform you that yesterday we filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC) that outlines the information that shareholders need to know in order to vote on the Thoma Bravo transaction. Once the SEC has approved the proxy statement, it will be mailed to shareholders entitled to vote on the transaction. The transaction must be approved by holders of a majority of outstanding shares of common stock, and we expect the transaction to close in Q3.

Since the announcement of the transaction, we have received significant positive feedback indicating that our customers and partners are aligning to our future plan and that our team continues to stay focused on winning business, improving our operating margins by eliminating unnecessary spending, and driving the business to new levels of performance. Again, I want to say how proud I am of this team and the legacy of innovation, performance and delivery we are building in the market.

With your continued customer focus, the acquisition with Thoma Bravo will only make us stronger. I will continue to keep you updated on our progress. And in the meantime, please be sure to review the latest Q&As related to the deal. Thanks again for your ongoing commitment as we push for a strong close to Q2 while we continue to deliver on our product roadmap with upcoming releases of Qlik Sense® 3.0, Qlik® NPrinting 17.1 and updates to Qlik® DataMarket.

Lars Björk, CEO

SALES AND MARKETING PRESENTATION

About our recent news -

Thoma Bravo to acquire Qlik

On June 2nd, Qlik® announced a definitive agreement to be acquired by Thoma Bravo, a leading technology- focused private equity firm. Upon closing this transaction Qlik will become a private company and will be positioned exceptionally well in the market with added flexibility to continue to invest in developing industry-leading solutions and products.

•       We will continue with our world-class technology and innovation:

–       Focus on our core differentiation – analytics, data and cloud

–       Drive the evolution of our visual analytics platform

–       Deliver innovation across QlikView®, Qlik Sense® and our Qlik Cloud offerings

•       The high-quality service, support, and product offerings that Qlik is known for will continue, supported by the existing leadership team

•       We expect the transaction to be completed in the third quarter of 2016,

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://investor.qlik.com/) or by writing to the Company’s Secretary at 150 N. Radnor Chester Road, Suite E220, Radnor, Pennsylvania 19087.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on March 30, 2016 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements regarding the potential timing and benefits of a transaction, the value and effectiveness of Qlik’s products, the introduction and timing of product enhancements or additional products, Qlik’s growth, expansion and market leadership and the expected completion and timing of the acquisition transaction and other information relating to the transaction, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “focus,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “momentum,” “can,” “could,” “seek,” and similar words. Qlik intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including, but not limited to, (i) the risk that the transaction may not be consummated in a timely manner, if at all; (ii) the risk that the transaction may not be consummated and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of the relevant Thoma Bravo affiliate to obtain the necessary financing to complete the transaction; (vi) the effect of the announcement of the transaction on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Past performance is not necessarily indicative of future results. The forward-looking statements included in this presentation represent Qlik’s views as of the date of this presentation. Qlik anticipates that subsequent events and developments will cause its views to change. Qlik undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Qlik’s views as of any date subsequent to the date of this presentation.